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                                                                    EXHIBIT 10c8


Schedule identifying substantially identical agreements, among American Brands, Inc. ("American") and The Chase Manhattan Bank (National Association), et al. establishing a grantor trust in favor of each of the following persons, to the Trust Agreement and Amendment thereto constituting Exhibits 10c6 and 10c7, respectively, to the Annual Report on Form 10-K of American for the Fiscal Year ended December 31, 1996

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                                      Name
                                      ----

                        Thomas C. Hays
                        John T. Ludes
                        Robert J. Rukeyser
                        Steven C. Mendenhall
                        Dudley L. Bauerlein, Jr.